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                                                                 EXHIBIT 10.4(b)
                                                                ---------------

                        SCHEDULE OF INDEMNITY AGREEMENTS
                             WITH EKCO GROUP, INC.


     Each of the following persons has an indemnity agreement with Ekco Group, Inc. which is identical in form to the foregoing agreement except that agreements executed before April 29, 1988 bear the former company name of Centronics Corporation and agreements executed before February 17, 1987 bear the former name of Centronics Data Computer Corp.:


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                         Present Position
Name                     With the Company              Date of Agreement
- ----                     ----------------              -----------------
Edmond M. Coller         Former Director               02-12-87

Andrew D. Dunn           Director                      08-03-87

Ronald N. Fox            Senior Vice President         06-30-87

Neil R. Gordon           Treasurer                     07-30-86

Thomas G. Kamp           Former Director & Officer     07-30-86

Michael D. Kaufman       Former Director               01-04-87

Robert W. Kilcullen, Jr. Former Director & Officer     07-30-86

Milton C. Lauenstein     Former Director               08-18-87

T. Michael Long          Director                      05-18-93

Brian R. McQuesten       Controller                    07-30-86

Linda R. Millman         Associate General Counsel     01-01-92
                         & Assistant Secretary

Kenneth J. Novack        Former Director               08-10-87

Stuart B. Ross           Director                      02-14-89

Harold J. Seigle         Former Director               08-03-87

Bill W. Sorenson         Director                      03-15-88

Herbert M. Stein         Director                      08-03-87

Robert Stein             President & Chief             07-30-86
                         Executive Officer

Jeffrey A. Weinstein     Executive Vice President,     07-30-86
                         Secretary & General Counsel


Harry E. Whaley          President, Woodstream         02-14-89
                         Corporation (subsidiary of
                         the Company) and Former Officer
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